UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: March 26, 2019
(Date of earliest event reported)

Ollie’s Bargain Outlet Holdings, Inc.
 (Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-37501	80-0848819
(Commission File Number)	(IRS Employer Identification No.)

6295 Allentown Boulevard
Suite 1
Harrisburg, Pennsylvania	17112
(Address of principal executive offices)	(Zip Code)

(717) 657-2300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐.

Item 2.02 Results of Operations and Financial Condition.

On March 26, 2019, Ollie’s Bargain Outlet Holdings, Inc. issued a press release announcing its financial results for the fiscal year ended February 2, 2019. A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated by reference herein.

The information furnished in Item 2.02 of this Form 8-K, including the exhibit attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

On March 26, 2019, the Company announced that its Board of Directors authorized the repurchase of up to $100.0 million of the Company's common stock. The shares to be repurchased may be purchased from time to time in open market conditions (including blocks or in privately negotiated transactions). The timing of repurchases and the actual amount purchased will depend on a variety of factors, including the market price of the Company's shares, general market, economic, and business conditions, and other corporate considerations. Repurchases may be made pursuant to plans intended to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, which could allow the Company to purchase its shares during periods when it otherwise might be prevented from doing so under insider trading laws or because of self-imposed trading blackout periods. Repurchases are expected to be funded from cash on hand or through the utilization of the Company's revolving credit facility. The repurchase authorization does not require the purchase of a specific number of shares, has a two-year term, and is subject to suspension or termination by the Company's Board of Directors at any time. A copy of the press release announcing the share repurchase is included as Exhibit 99.1 to this current report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are filed with this report:

Exhibit No.	Description
99.1	Press Release issued on March 26, 2019 of Ollie’s Bargain Outlet Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLLIE’S BARGAIN OUTLET HOLDINGS, INC.

By:	/s/ Jay Stasz

	Name:	Jay Stasz
	Title:	Senior Vice President and
Chief Financial Officer

Date: March 26, 2019

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued on March 26, 2019 of Ollie’s Bargain Outlet Holdings, Inc.